Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Scottish Re Group Limited (the "Company") on Form 10-Q for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Goldean, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Paul Goldean
----------------

Paul Goldean
President and Chief Executive Officer
August 14, 2007

     A signed original of this written statement required by Section 906 has been provided to Scottish Re Group Limited and will be retained by Scottish Re Group Limited and furnished to the Securities and Exchange Commission or its staff upon request.